NATIONWIDE VARIABLE INSURANCE TRUST

NVIT S&P 500 Index Fund

Supplement dated November 4, 2025

to the Summary Prospectus dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

The NVIT S&P 500 Index Fund (the “Fund”) is updating its diversification policy under the Investment Company Act of 1940, as amended. Under the revised policy, the Fund will continue to track the S&P 500 Index (the “Index”) even if the Fund operates as nondiversified as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index.

Shareholder approval will not be sought if the Fund crosses from diversified to nondiversified status under such circumstances.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund employs a “passive” management, or indexing, approach, which seeks to match approximately the performance of the Standard & Poor’s 500® Index (“S&P 500® Index”) before the deduction of Fund expenses. The S&P 500® Index includes equity securities of approximately 500 large U.S. companies in a wide range of businesses. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies included in the S&P 500® Index. The Fund does not necessarily invest in all of the securities included in the S&P 500® Index or in the same weightings.

The Fund intends to be diversified in approximately the same proportion as the S&P 500® Index is diversified. The Fund may become “nondiversified,” as defined in the Investment Company Act of 1940 Act, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. A “nondiversified” fund generally invests a greater proportion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes nondiversified due solely to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.

2.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is amended to include the following:

Nondiversified fund risk – in seeking to track the S&P 500® Index, the Fund may become non-diversified as a result of a change in relative market capitalization or index weighting of one or more constituents in the S&P 500® Index. Because the Fund may hold larger positions in fewer securities than diversified funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

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